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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            November 20, 2007
                            -----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))


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Item 8.01. Other Events.

On November 7, 2007, Visa announced that it had reached a settlement with American Express related to an antitrust lawsuit. Previously, Visa announced that it completed restructuring transactions in preparation for an initial public offering planned for early 2008, and, as part of those transactions, Westamerica's membership interest in Visa was exchanged for an equity interest in Visa Inc. As reported by Visa in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2007, the settlement became effective upon receipt of the requisite approval of Visa U.S.A. members on November 9, 2007. Westamerica and other Visa U.S.A. member banks are obligated to share in potential losses resulting from this and certain other litigation.

In consideration of the announced American Express settlement, Westamerica's proportionate membership share of Visa U.S.A., and accounting guidance that we have been informed was provided by the Securities and Exchange Commission (SEC), Westamerica will record in the fourth quarter of 2007 a liability and corresponding expense of approximately $1.8 million pre-tax, which is expected to result in an approximate $0.035 reduction in diluted earnings per share. As disclosed in Visa's Form 8-K filed with the SEC on November 7, 2007, Visa intends that payments related to the above litigation matters will be funded from an escrow account to be established with a portion of the proceeds from its planned initial public offering. Westamerica currently anticipates that its proportional share of the proceeds of the planned initial public offering by Visa will more than offset any liabilities related to Visa litigation.


FORWARD-LOOKING INFORMATION:
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
This report may contain forward-looking statements about Westamerica ("the Company"), including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 2007, and Form 10-K for the year ended December 31, 2006, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions. Forward-looking statements speak only as of the date they are made.
The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.


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                              Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
November 20, 2007